Exhibit 99.1
Independent Petroleum Association of America West Coast Oil & Gas Investment Symposium October 5, 2006

Forward-Looking Statements Except for historical information contained herein, the statements, charts and graphs in this presentation are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of Pioneer are subject to a number of risks and uncertainties that may cause Pioneer's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of oil and gas prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, third party approvals, international operations and associated international political and economic instability, litigation, the costs and results of drilling and operations, availability of drilling equipment, Pioneer's ability to replace reserves, implement its business plans (including its plan to repurchase stock) and complete its development projects as scheduled, access to and cost of capital, uncertainties about estimates of reserves, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, acts of war or terrorism. These and other risks are described in Pioneer's 10-K and 10-Q Reports and other filings with the Securities and Exchange Commission. Please see the Appendix to this presentation for other important information.

Delivering on Low-Risk Strategy Over 90% of production and proved reserves in North America Profitable double-digit production growth for 2006-2010 Minimum 10% growth driven by high-margin / high-return / low-risk development drilling ~75% of development growth coming from oil-related projects Resource plays provide upside above 10% Asset sale proceeds redeployed to partially fund $1.4 billion Capital Budget in 2006 and $1 billion share repurchase program 2007 Capital Budget expected to be more closely aligned with DCF F&D cost expected to average $10 - $15 / BOE for 2007 to 2010 Cash margins projected to improve ~25% by 2010 (not price driven) NAV significantly exceeds current stock price

Targeting Profitable Double-Digit Production Growth Production Targets 2006 - 2010 CAGR Development 10% W/ Risked Resource Plays up to 18% W/ Risked High-Impact Exploration up to 21% Company Target >10% MMBOE Edwards, Rockies and Tunisia Spraberry, Raton, Canada, South Coast Gas, Oooguruk and Clipper High-Impact Exploration 36.5 35.5 2006 / 2007 Guidance 10+%

Strong Returns on 2007 Development Drilling & Projects1 Current Cost Environment $60/BBL & $7.50/MCF Before Tax $60/BBL & $7.50/MCF Before Tax $60/BBL & $7.50/MCF Before Tax Sensitivity:2 $50/BBL & $5.50/MCF Before Tax Sensitivity:2 $50/BBL & $5.50/MCF Before Tax F&D Cost $/BOE Cash Margin $/BOE IRR DROI3 IRR DROI3 Spraberry (Oil & Gas) 11 45 35% 1.8 25% 1.5 Raton (Gas) 5 27 40% 2.5 25% 1.7 Horseshoe Canyon (Gas) 8 25 45% 2.2 20% 1.3 South Africa Gas (Gas indexed to oil) 13 38 40% 1.8 30% 1.4 Oooguruk (Oil) 7 44 40% 1.8 30% 1.5 1Cash margins, IRRs, DROIs and F&D costs assume current costs / differentials. Cash margins are pre-tax reflecting revenues less production costs. 3Discounted Return on Investment (DROI) is defined as present value of future cash flow discounted at 10% divided by discounted capital investment. 2Sensitivity case assumes no reduction in costs or differentials.

Q1 2006 Q2 2006 Exit Rate US 81 84 86 Canada 6 8 8 Africa 8 7 6 2005 93 89 MBOEPD 95 99 95 - 100 U.S. Canada Africa Note: 1H '05 production of 89 MBOEPD pro forma for discontinued operations; assumes 2005 and 2006 VPP volumes in place for all of 2005 Production Growth On Track Q1 2006 Q2 2006 2006 Exit Rate Q2 '06 production up 4% from Q1 '06 1H '06 production up 9% from 1H '05 On target to meet or exceed high end of forecast 2006 exit rate of 95 - 100 MBOEPD Production from Spraberry, Raton and Canada increasing Edwards success adding to future growth Upside potential from resource plays in Rockies, other onshore Gulf Coast areas and Tunisia Oooguruk and South Coast Gas development projects on schedule March Forecast 1H '05 89

Total Budget East 785 615 Total Budget East 480 780 960 0 110 2006 F&D Expected to be $15 - $20 / BOE $1.4 B 2006 Capital Capital for New Reserves ? >70 MMBOE ? $9 - $12 / BOE PUD Drilling Capital ? Reserves Already Booked PUD Drilling: ~55% of $1.4 B Capital Budget Reserve Additions: > 70 MMBOE 1,060 950 110 Development Drilling / Projects (Expect ~100% success rate) New Resource Plays (Expect ~40% - 60% success rate) 2006 # Wells $0.8 B $0.6 B Reserve Adds

Unbooked Resource Potential Drives Down F&D Costs Year End '05 Reserves2 (MMBOE) Resource Potential3 (MMBOE) Spraberry 404 100 Raton 246 70 Canada 24 60 Development Projects4 11 80 Edwards Trend 22 170 Uinta / Piceance / Sand Wash 14 130 Tunisia 4 40 Mid-Continent 136 - Other 4 - Total 865 650 4 Development projects include South Coast Gas, Oooguruk and Clipper 2 Pro forma for discontinued operations 1 Compares favorably to historical 3-year and 5-year F&D costs of $10.62 / BOE and $9.55 / BOE, respectively F&D cost for 650 MMBOE projected at $10 - $15 / BOE1 3 Excludes high-impact exploration

2006 - 2010 Capital Allocation Total Budget Maintance 600 2P Growth 400 100 Risk Success Growth 300 asd 100 2006 - 2010 Average Annual Capital ~ $0.5 B Maintenance Capital Capital to Generate 10% Growth (Mostly Development Drilling) ~ $0.4 B $0.9 B 1Level of spending dependent on drilling success Capital to Generate Growth Above 10%1 (Mostly Resource Plays)

2006 2007 2010 LOE 28 33 37 2 Cash Margins Improve ~25% by 2010 1 Cash margins are pre-tax reflecting revenues less production costs, G&A expense and interest expense; based on current strip pricing and costs 2 Based on current strip pricing / costs and production growth from development drilling and projects Cash Margins in $ / BOE1 Production mix benefits from lower- cost volume growth (e.g. Spraberry, Raton, Edwards, South Coast Gas and Oooguruk) $5 - 6 / BOE average cost for new production vs. 1H 2006 average production cost of $9.68 / BOE (VPP-adjusted) G&A cost initiatives Improving unit operating costs related to declining VPP obligations Expiration of legacy oil hedges in 2008 ~25% Improvement 2006 - 2010 Cash Flow CAGR >10%2

Spraberry Anchors Growth Pioneer's largest asset 315,000 gross acres 4,200 active wells Over 95% operated 2006 Objective: Add Production and Reserves Ramping up Permian drilling program from 190 to 335 wells Rigs increase from 12 at YE 2005 to 20 currently Majority of wells in 2006 testing deeper Spraberry Wolfcamp potential Strong BTax returns @ $60/BBL IRR: 35% DROI: 1.8 Pursue acreage expansion and bolt-on acquisitions Aggressive leasing campaign: 78K gross acres YTD Recently completed: Up to a 200-well JV with major oil company $35 MM bolt-on acquisition Expect >10% annual production growth through 2010

Edwards Trend Success Continues Increased land position to >243,000 gross acres Strong BTax Returns @$7.50/MCF IRR: 45% DROI: 2.2 5 new discoveries YTD: Stingray, Sinor, Barracuda, Wahoo and Bonita 4 successful appraisal wells Acquiring 3-D on discoveries for subsequent development Development drilling to begin 2007 Drilled 3 wells targeting new prospects in Q3 Currently under evaluation 5 rigs working along trend LaSalle Fayette Pawnee 310 BCF Washburn SW Kenedy Mertz / NE Word Stingray Gross Resource Potential: 1-3 TCF Wahoo Bonita Barracuda Existing Gas Fields PXD Fields PXD Focus Area New PXD Discoveries Sinor

Raton Expansion Continues New Mexico Colorado Raton Basin 310,000 gross acres 2006 drilling program on track 216 wells drilled through September Rig count recently increased from 2 to 3 rigs Strong BTax returns @ $7.50/MCF IRR: 40% DROI: 2.5 2006 Objective: Focus on more efficiently recovering the resource Lower field pressure through wellhead / booster compression and additional pipelines Continue to refine reservoir characterization model to high-grade future drilling locations Continue to actively manage costs via integrated well service model and new frac sand mine Raton Vermejo 2006 production expected to exceed annual growth target of 5% - 7%

Development Projects On Schedule 7-well subsea tie-back to existing F-A platform Development drilling underway Subsea infrastructure and well tie-ins 1H '07 Strong BTax returns @ $60/BBL IRR: 40% DROI: 1.8 First production 2H '07 Subsequent development phases anticipated post-2012 Gross reserve potential: 203 BCFG / 5.5 MMBL >200 BCF of gross reserve potential could be added post 2012 South Africa - South Coast Gas Gravel drill site constructed 1H '06 Contoured and "armored" drill site 3Q '06 Remainder of 2006 Procure equipment and services Fabricate modules to be used on drill site Drilling to commence late 2007 Strong BTax returns @ $60/BBL IRR: 40% DROI: 1.8 First production 2008 Gross reserve potential: 70 - 90 MMBO Expansion opportunity Alaska - Oooguruk

Tunisia Provides Core Area Potential Tunisia Algeria Libya 1 Subject to ETAP participation of up to 50% WI El Hamra Anaguid Jenein Nord Adam BEK Over 5 million net acres Working interests ranging from 20% to 100%1 in 5 concessions 9 successful wells drilled to date in Adam Concession (90% success rate) Strong BTax returns @ $60/BBL IRR: >100% DROI: >3.0 Q4 drilling program Adam: 1 well Jenein Nord: 2 wells Borj El Khadra: 1 well Evaluating options for increased gas sales

Positioned to Create Value Low-risk business strategy already delivering 10% annual production growth1 Over 2006 - 2010 period, on track to deliver: Profitable, double-digit production growth from high-return development drilling and resource plays Improved cash margins by ~25% Average F&D cost of $10 - $15 / BOE for 2007 - 2010 Increased net asset value per share Continue to reduce share count 26 MM shares repurchased over past two years as of June 30 (17% of shares outstanding) Consider additional repurchases upon completion of current program 1 Pro forma for discontinued operations; assumes 2005 and 2006 VPP volumes in place for all of 2005

Appendix

Pioneer Today Operating Areas Tunisia Nigeria Equatorial Guinea South Africa Sable / South Coast Gas Company Metrics1 Company Metrics1 Total Reserves 865 MMBOE Pre-Tax PV10 $8.6 B2 % PDP 61% % Gas 55% R / P Ratio 23 Years3 % North America 98% % Operated Production ~90% Pioneer pro forma for discontinued operations as of 12/31/05 Reflects year-end 2005 NYMEX pricing of $61.04/BBL for oil and $10.08/MCF for gas Adjusted to include 2006 VPP production and reserves sold Chinchaga Horseshoe Canyon Raton Hugoton Edwards West Panhandle Uinta / Piceance Spraberry Alaska North Slope Mississippi Sand Wash Cook Inlet

Spraberry Type Curve (w/o Wolfcamp) Years Oil Wet Gas Dry Gas MCF Dry Gas (BOE) 0 38 97.33 49.73 7 8 1 22.87 43.04 21.99 3.67 6.03 2 18.18 34.53 17.64 2.94 4.83 3 15.78 33.51 17.12 2.85 4.69 4 13.77 28.9 14.76 2.46 4.05 5 12.34 24.39 12.46 2.08 3.41 6 11.22 24.64 12.59 2.1 3.45 7 10.31 24.2 12.36 2.06 3.39 8 10.25 22.21 11.35 1.89 3.11 9 9.48 22.47 11.48 1.91 3.15 10 8.83 20.73 10.59 1.76 2.9 11 8.14 21.73 11.1 1.85 3.04 12 7.73 23.19 11.85 1.97 3.25 13 7.41 18.96 9.69 1.61 2.65 14 7.19 17.89 9.14 1.52 2.5 15 7.03 17.59 8.99 1.5 2.46 16 6.87 18.23 9.31 1.55 2.55 17 6.61 17.79 9.09 1.52 2.49 18 6.33 16.97 8.67 1.44 2.38 19 6.08 16.29 8.32 1.39 2.28 20 5.84 15.64 7.99 1.33 2.19 21 5.6 15.01 7.67 1.28 2.1 22 5.38 14.41 7.36 1.23 2.02 23 5.16 13.83 7.06 1.18 1.94 24 4.96 13.27 6.78 1.13 1.86 25 4.76 12.74 6.51 1.08 1.78 Years BOEPD Oil NGL Gas Avg. Working Interest: ~90% Avg. Net Revenue Interest: ~75% Mean EUR (Gross): 110 MBOE With Wolfcamp: 130 MBOE Drilling Cost: $0.9 MM / Well With Wolfcamp: $1.1 MM / Well Avg. Well Life: 35 Years

Pawnee Type Curves (Horizontal Wells) H1 10.2 8 H2 9.1 5 H3 8.4 1 H4 7.9 7 H5 4.8 15 H6 4.0 3 H7 4.0 2 H8 3.5 9 H9 1.8 3 H10 1.7 7 H11 0.0 3 0 0 5.263 2.467 5.428 2.829 2.138 4.441 3.125 2.796 2.796 0.789 0.263 0.083333333 0 4.052 2.274 5.328 2.78 1.898 2.813 2.885 1.82 2.133 0.723 0.203 0.166666667 0 3.489 2.137 5.229 2.733 1.727 2.225 2.679 1.487 1.746 0.671 0.161 0.25 0 3.151 2.034 5.133 2.687 1.602 1.906 2.504 1.303 1.501 0.63 0.132 0.333333333 2.896 1.948 5.039 2.642 1.497 1.679 2.347 1.172 1.313 0.594 0.109 0.416666667 2.706 1.877 4.946 2.598 1.412 1.518 2.208 1.079 1.171 0.564 0.092 0.5 2.556 1.816 4.855 2.556 1.34 1.396 2.085 1.007 1.06 0.538 0.078 0.583333333 2.434 1.764 4.765 2.514 1.279 1.3 1.975 0.95 0.971 0.516 0.068 0.666666667 2.331 1.718 4.677 2.473 1.226 1.221 1.876 0.902 0.898 0.496 0.059 0.75 2.243 1.678 4.591 2.433 1.18 1.155 1.787 0.863 0.836 0.478 0.052 0.833333333 2.166 1.641 4.507 2.395 1.139 1.099 1.706 0.828 0.783 0.462 0.046 0.916666667 2.099 1.608 4.424 2.357 1.102 1.05 1.631 0.798 0.737 0.447 0.041 1 2.039 1.578 4.342 2.32 1.068 1.007 1.563 0.772 0.697 0.434 0.037 1.083333333 1.985 1.55 4.262 2.284 1.038 0.969 1.501 0.748 0.662 0.422 0.033 1.166666667 1.936 1.525 4.184 2.249 1.01 0.935 1.443 0.727 0.63 0.411 0.03 1.25 1.891 1.501 4.107 2.214 0.985 0.905 1.389 0.707 0.602 0.401 0.028 1.333333333 1.85 1.479 4.031 2.18 0.961 0.877 1.34 0.69 0.577 0.391 0.025 1.416666667 1.812 1.458 3.957 2.147 0.939 0.851 1.293 0.674 0.553 0.382 0.023 1.5 1.777 1.439 3.884 2.115 0.919 0.828 1.25 0.659 0.532 0.374 0.021 1.583333333 1.745 1.421 3.812 2.084 0.9 0.807 1.21 0.645 0.513 0.366 0.02 1.666666667 1.714 1.404 3.742 2.053 0.882 0.787 1.172 0.632 0.495 0.359 0.018 1.75 1.686 1.388 3.673 2.023 0.866 0.768 1.137 0.62 0.479 0.352 0.017 1.833333333 1.659 1.372 3.605 1.994 0.85 0.751 1.103 0.609 0.464 0.345 0.016 1.916666667 1.634 1.358 3.539 1.965 0.835 0.735 1.072 0.598 0.449 0.339 0.015 2 1.61 1.344 3.474 1.937 0.821 0.72 1.042 0.588 0.436 0.333 0.014 2.083333333 1.588 1.331 3.41 1.909 0.808 0.706 1.014 0.579 0.424 0.327 0.013 2.166666667 1.566 1.318 3.347 1.882 0.795 0.692 0.987 0.57 0.412 0.322 0.012 2.25 1.546 1.306 3.285 1.856 0.783 0.679 0.962 0.562 0.401 0.317 0.012 2.333333333 1.526 1.294 3.225 1.83 0.771 0.667 0.938 0.554 0.391 0.312 0.011 2.416666667 1.508 1.283 3.165 1.805 0.76 0.656 0.915 0.546 0.382 0.308 0.01 2.5 1.49 1.272 3.107 1.78 0.75 0.645 0.893 0.539 0.372 0.303 0.01 2.583333333 1.473 1.262 3.05 1.755 0.74 0.635 0.872 0.532 0.364 0.299 0.009 2.666666667 1.457 1.252 2.994 1.732 0.73 0.625 0.852 0.525 0.356 0.295 0.009 2.75 1.442 1.243 2.938 1.708 0.721 0.616 0.833 0.519 0.348 0.291 0.008 2.833333333 1.427 1.233 2.884 1.686 0.712 0.607 0.815 0.513 0.34 0.287 0.008 2.916666667 1.412 1.224 2.831 1.663 0.704 0.598 0.798 0.507 0.333 0.284 0.008 3 1.398 1.216 2.779 1.641 0.696 0.59 0.781 0.501 0.327 0.28 0.007 3.083333333 1.385 1.208 2.728 1.62 0.688 0.582 0.765 0.496 0.32 0.277 0.007 3.166666667 1.372 1.199 2.677 1.599 0.68 0.574 0.75 0.491 0.314 0.274 0.007 3.25 1.36 1.192 2.628 1.578 0.673 0.567 0.735 0.486 0.308 0.271 0.006 3.333333333 1.348 1.184 2.58 1.558 0.666 0.56 0.721 0.481 0.303 0.268 0.006 3.416666667 1.336 1.177 2.532 1.538 0.659 0.553 0.707 0.476 0.297 0.265 0.006 3.5 1.325 1.17 2.486 1.518 0.652 0.547 0.694 0.472 0.292 0.262 0.006 3.583333333 1.314 1.163 2.44 1.499 0.646 0.54 0.682 0.467 0.287 0.259 0.005 3.666666667 1.304 1.156 2.395 1.48 0.639 0.534 0.67 0.463 0.282 0.257 0.005 3.75 1.293 1.149 2.351 1.462 0.633 0.528 0.658 0.459 0.278 0.254 0.005 3.833333333 1.283 1.143 2.307 1.444 0.627 0.523 0.646 0.455 0.273 0.251 0.005 3.916666667 1.274 1.137 2.265 1.426 0.622 0.517 0.635 0.451 0.269 0.249 0.005 4 1.264 1.13 2.223 1.408 0.616 0.512 0.625 0.447 0.265 0.247 0.004 4.083333333 1.255 1.125 2.182 1.391 0.611 0.507 0.615 0.444 0.261 0.244 0.004 4.166666667 1.246 1.119 2.142 1.375 0.606 0.502 0.605 0.44 0.257 0.242 0.004 4.25 1.238 1.113 2.103 1.358 0.6 0.497 0.595 0.437 0.253 0.24 0.004 4.333333333 1.229 1.108 2.064 1.342 0.595 0.492 0.586 0.433 0.25 0.238 0.004 4.416666667 1.221 1.102 2.026 1.326 0.591 0.487 0.577 0.43 0.246 0.236 0.004 4.5 1.213 1.097 1.988 1.31 0.586 0.483 0.568 0.427 0.243 0.234 0.004 4.583333333 1.205 1.092 1.952 1.295 0.581 0.478 0.56 0.424 0.24 0.232 0.004 4.666666667 1.198 1.087 1.916 1.28 0.577 0.474 0.551 0.421 0.236 0.23 0.003 4.75 1.19 1.082 1.881 1.265 0.573 0.47 0.543 0.418 0.233 0.228 0.003 4.833333333 1.183 1.077 1.846 1.25 0.568 0.466 0.536 0.415 0.23 0.226 0.003 4.916666667 1.176 1.072 1.812 1.236 0.564 0.462 0.528 0.412 0.228 0.225 0.003 5 1.169 1.067 1.779 1.222 0.56 0.458 0.521 0.409 0.225 0.223 0.003 5.083333333 1.162 1.063 1.746 1.208 0.556 0.455 0.514 0.407 0.222 0.221 0.003 5.166666667 1.156 1.058 1.714 1.194 0.552 0.451 0.507 0.404 0.219 0.219 0.003 5.25 1.149 1.054 1.682 1.181 0.548 0.447 0.5 0.401 0.217 0.218 0.003 5.333333333 1.143 1.05 1.651 1.168 0.545 0.444 0.493 0.399 0.214 0.216 0.003 5.416666667 1.136 1.045 1.621 1.155 0.541 0.44 0.487 0.396 0.212 0.215 0.003 5.5 1.13 1.041 1.591 1.142 0.537 0.437 0.481 0.394 0.209 0.213 0.003 5.583333333 1.124 1.037 1.561 1.13 0.534 0.434 0.475 0.392 0.207 0.212 0.002 5.666666667 1.119 1.032 1.533 1.117 0.531 0.431 0.469 0.389 0.205 0.21 0.002 5.75 1.113 1.028 1.504 1.105 0.527 0.428 0.463 0.387 0.203 0.209 0.002 5.833333333 1.107 1.024 1.477 1.093 0.524 0.425 0.457 0.385 0.2 0.207 0.002 5.916666667 1.102 1.019 1.45 1.082 0.521 0.422 0.452 0.383 0.198 0.206 0.002 6 1.096 1.015 1.423 1.07 0.518 0.419 0.446 0.381 0.196 0.205 0.002 6.083333333 1.091 1.011 1.397 1.059 0.514 0.416 0.441 0.379 0.194 0.203 0.002 6.166666667 1.086 1.007 1.371 1.048 0.511 0.413 0.436 0.377 0.192 0.202 0.002 6.25 1.08 1.003 1.346 1.037 0.508 0.41 0.431 0.374 0.19 0.201 0.002 6.333333333 1.075 0.998 1.321 1.026 0.505 0.408 0.426 0.373 0.188 0.2 0.002 6.416666667 1.07 0.994 1.296 1.015 0.503 0.405 0.421 0.371 0.187 0.198 0.002 6.5 1.066 0.99 1.273 1.005 0.5 0.402 0.417 0.369 0.185 0.197 0.002 6.583333333 1.061 0.986 1.249 0.994 0.497 0.4 0.412 0.367 0.183 0.196 0.002 6.666666667 1.056 0.982 1.226 0.984 0.494 0.397 0.407 0.365 0.181 0.195 0.002 6.75 1.051 0.978 1.204 0.974 0.492 0.395 0.403 0.363 0.18 0.194 0.002 6.833333333 1.047 0.974 1.181 0.964 0.489 0.392 0.399 0.361 0.178 0.193 0.002 6.916666667 1.042 0.97 1.16 0.955 0.486 0.39 0.395 0.36 0.176 0.192 0.002 7 1.038 0.966 1.138 0.945 0.484 0.388 0.391 0.358 0.175 0.19 0.002 7.083333333 1.034 0.962 1.117 0.936 0.481 0.386 0.386 0.356 0.173 0.189 0.002 7.166666667 1.029 0.958 1.097 0.926 0.479 0.383 0.383 0.355 0.172 0.188 0.002 7.25 1.025 0.954 1.076 0.917 0.477 0.381 0.379 0.353 0.17 0.187 0.002 7.333333333 1.021 0.95 1.057 0.908 0.474 0.379 0.375 0.351 0.169 0.186 0.001 7.416666667 1.017 0.946 1.037 0.899 0.472 0.377 0.371 0.35 0.167 0.185 0.001 7.5 1.012 0.942 1.018 0.891 0.469 0.375 0.368 0.348 0.166 0.184 0.001 7.583333333 1.008 0.938 0.999 0.882 0.467 0.373 0.364 0.347 0.165 0.183 0.001 7.666666667 1.004 0.934 0.981 0.873 0.465 0.371 0.36 0.345 0.163 0.182 0.001 7.75 1 0.93 0.963 0.865 0.463 0.369 0.357 0.344 0.162 0.182 0.001 7.833333333 0.996 0.926 0.945 0.857 0.461 0.367 0.354 0.342 0.161 0.181 0.001 7.916666667 0.991 0.922 0.928 0.849 0.458 0.365 0.35 0.341 0.159 0.18 0.001 8 0.987 0.918 0.911 0.841 0.456 0.363 0.347 0.339 0.158 0.179 0.001 8.083333333 0.983 0.915 0.894 0.833 0.454 0.361 0.344 0.338 0.157 0.178 0.001 8.166666667 0.979 0.911 0.877 0.825 0.452 0.359 0.341 0.337 0.156 0.177 0.001 Years MMCFPD Pawnee gross reserves from 63 horizontal wells Typical well EUR of 3.5 BCF Edwards development program being modeled from Pawnee 3.5 BCF horizontal well 3-D seismic being shot to optimize drilling locations Working Interest: 80% to 100% Net Revenue Interest: 65% to 80% Drilling Cost: $3.5 MM / Well Avg. Well Life: 35 Years Edwards Modeling1 1 Modeling reflects geologic similarities between Pawnee and Edwards Trend Prospects; Edwards Trend drilling commenced within last 12 months Type Curve EUR (BCF) # of wells

Raton Type Curve Years 2004 - 2006 Avg 0 100 1 150 2 157 3 153 4 140.5601195 5 130.0131103 6 120.257502 7 111.2339114 8 102.8874111 9 95.16719519 10 88.02627013 11 81.42116847 12 75.3116844 13 69.66062897 14 64.43360373 15 59.59879133 16 55.12676184 17 50.99029365 18 47.16420773 19 43.62521436 20 40.35177138 21 37.32395307 22 34.52332885 23 31.93285107 24 29.53675128 25 27.32044421 26 25.27043901 27 23.37425713 28 21.62035634 29 19.9980605 30 18.49749457 Years MCFPD Raton Type Curve reflects a combination of initial wells in a section and infill drilling Initial wells require dewatering; infill wells do not Avg. Working Interest: ~96% Avg. Net Revenue Interest: ~84% Mean EUR (Gross): 0.8 BCFE1 Drilling Cost: $0.45 MM / Well Avg. Well Life: 35 Years 1 Reflects average EUR for 2004 - 2006 drilling program, which included a mix of initial wells in a section and infill drilling. Similar mix and EURs expected from 2007 program. Dewatering Period

Years Gas 0 82.34311884 1 94.81128447 2 79.44693333 3 69.73333333 4 62.48764224 5 55.17649938 6 48.67891677 7 43.25408282 8 38.38502774 9 34.10789979 10 30.25901532 11 27.01845797 12 24.07975072 13 20.99282319 14 18.64090683 15 15.8 Horseshoe Canyon Type Curve Years MCFPD Horseshoe Canyon Type Curve represents typical industry experience in areas of trend where PXD drilling Actual production performance varies above and below this curve PXD's program being modeled from this curve Avg. Working Interest: ~76% Avg. Net Revenue Interest: ~65% Mean EUR (Gross): 0.3 BCFE Drilling Cost: $0.3 MM / Well Avg. Well Life: 25 Years

Rockies Emerging Resource Plays Lay Creek CBM (Sand Wash Basin) 22 wells from initial 2 pilots on production by year end Currently drilling and testing 3 additional pilots New water treatment facility in place Q3 Columbine Springs CBM (Piceance Basin) 35-well pilot project on production Q3 Water disposal capability in place Castlegate CBM (Uinta Basin) 25-well pilot project on production Q3 Entrada Gas Play (Uinta Basin) 4 wells planned for Q4 Shooting additional 3-D seismic Utah Results to be evaluated in 2007 to determine commercialization potential Piceance Basin Uinta Basin Castlegate Colorado Sand Wash Basin Entrada Utah Columbine Springs Lay Creek

Canada Production Growing Horseshoe Canyon CBM 70,000 gross acres with ~500 locations Drilling program increased from 157 wells in 2005 to 200 wells in 2006 Three rigs on location to complete this year's program Strong BTax returns @ $7.50/MCF IRR: 45% DROI: 2.2 Mannville CBM ~75,000 gross acres Testing 3 pilots in 2006 / 2007 (2 wells each) 6 wells drilled and dewatering Identifying drilling and completion techniques that could generate commercial production rates Calgary Edmonton Horseshoe Canyon Mannville Chinchaga 1H '06 production up 12% from 1H '05

Senior Notes and Credit Facility Maturities as of 6/30/06 2006 2007 2008 2009 2010 2011 2012 2028 $32 MM 8 1/4% $6 MM 5 7/8% $250 MM 7 1/5% 2016 $527 MM 5 7/8% 2021 $98 MM 4 3/4% Issued $450 MM of 6 7/8% senior notes due 2018 Investment grade covenants Refinanced $346 MM of senior notes maturing in January 2008 Convertible Notes Assumed from Evergreen Subsequent to 6/30/2006, $71 MM of 4 3/4% Convertible Notes due 2021 converted; issued 1.7 MM shares (already included in diluted shares outstanding) and paid $55 MM in cash Expect remaining Convertible Notes ($27 MM) to convert prior to year end If not converted prior to 12/06, Pioneer will redeem for cash at par 2018 $450 MM 6 7/8% $ - 5-Year, $1.5 B Credit Facility $4 MM 6 1/2%

Approximate based on historical differentials to index prices % of production Gas Oct-Dec 2006 2007 2008 2009 Swaps (MMBTUD) 63,875 59,195 15,000 - NYMEX Price ($/MMBTU)1 $ 4.30 $ 7.75 9.10 - Collars (MMBTUD) 95,000 6,164 - - NYMEX Call Price ($/MMBTU)1 $15.25 $12.82 - - NYMEX Put Price ($/MMBTU)1 $6.96 $10.00 - - % Hedged N American Gas2 46% 18% 5% - % Hedged N American Gas (Swaps only)2 18% 16% 5% - Crude Swaps (BPD) 5,000 6,000 6,500 - NYMEX Price ($/BBL) $37.20 $31.26 $31.19 - Collars (BPD) 6,500 1,000 - - NYMEX Call Price ($/BBL) $66.41 $89.00 - - NYMEX Put Price ($/BBL) $41.92 $50.00 - - % Hedge Total Liquids2 28% 17% 15% - % Hedged Total Liquids (Swaps only)2 12% 15% 15% - Total Equivalent % Hedged Total Equiv.2 39% 17% 7% - % Hedged Total Equiv. (Swaps only)2 16% 15% 7% - Hedge Position as of 9/30/2006

Rigs Secured To Execute Plan North American Onshore Growth Areas YE 2005 Q1 '06 Q2 '06 Q3 '06E Q4 '06E Permian 12 12 16 18 20 Raton 3 3 2 3 3 Edwards Trend 2 4 4 4 5 U / P & Lay Creek 1 2 2 3 3 Mississippi 0 1 1 2 2 Canada 2 2 3 3 3 Rigs Operated by Quarter

Q1 Q2 Q3 Q1 2000 Q2 2000 Q3 2000 Q4 2000 Q1 01 Q2 2001 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Q4 02 Q1 03 Q2 03 Q3 03 Q4 03 Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 LOE 2.99 2.42 2.47 2.18 2.05 2.2 2.33 2.36 2.58 2.89 3.19 3.29 2.88 2.63 2.68 3.02 3.3 3.29 3.44 3.43 3.71 3.81 4.22 4.8 5 5.63 4.81 6.15 6.23 Field Fuel 0.45 0.81 0.96 1.46 1.54 0.9 0.6 0.51 0.49 0.65 0.63 0.7 1 0.72 0.68 0.55 0.65 0.65 0.67 0.67 0.67 0.67 0.67 0.67 0.67 0.67 3rd Party FF 0.12 0.21 0.25 0.35 0.39 Transportation 0.33 0.34 0.33 0.15 0.4 0.48 0.52 0.57 0.54 0.55 0.54 0.55 0.48 0.38 0.37 0.37 0.47 0.47 0.49 0.25 0.88 1.19 1 1.04 1 1.2 Prod Taxes 0.27 0.38 0.37 0.67 0.67 0.79 0.93 1.08 0.76 0.61 0.53 0.5 0.63 0.6 0.43 0.84 0.59 0.55 0.56 0.59 0.59 0.59 0.77 2.23 2.54 2.72 3.32 2.96 3.28 Workover 0.05 0.1 0.16 0.28 0.06 0.11 0.16 0.21 0.16 0.16 0.14 0.3 0.28 0.26 0.17 0.2 0.11 0.15 0.13 0.23 0.28 0.17 0.29 0.62 0.57 0.54 0.56 0.72 0.74 Production Costs (per BOE) Production & Ad Valorem Taxes Q 2 2005 $9.30 Q 3 2005 $2.54 $1.19 $5.00 $0.57 $9.89 Q 4 2005 $9.73 $2.72 $1.00 $5.63 $0.54 $3.32 $ 1.04 $4.81 $0.56 $11.04 $2.96 $1.21 $0.72 Q 1 2006 $6.15 Note: All periods presented have been restated to exclude discontinued operations. Adjusted to Include VPP Production $9.47 $9.06 $9.19 $8.62 $9.89 Workovers LOE Transportation Q 2 2006 $11.45 $3.28 $1.20 $0.74 $6.23 $4.63 $5.38 16% Production Cost LOE Creep

1H 2006 Production Cost vs. Peers PXD 9.68 1.57 NBL 6.53 CHK 7.07 EOG 7.19 RRC 7.37 NFX 8.02 XTO 9.64 KWK 10.83 XEC 11.23 PPP 12 PXP 13.35 $ / BOE 11.25 6.53 7.07 7.19 7.37 8.02 9.64 13.35 12.00 11.23 10.83 1H 2006 Average (9.32) 9.68 if VPP Volumes Added Sources: Banc of America Securities & company financials 1.57

VPP - Adjusted Production Costs Pioneer presents VPP-Adjusted Production Costs (per BOE) and VPP- Adjusted LOE (per BOE) to assist investors in understanding the Company's costs in relation to total volumes produced (reported sales volumes plus VPP delivered volumes). VPP-Production Costs (per BOE) and VPP-Adjusted LOE (per BOE) are calculated as follows: Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Production costs as reported (thousands): LOE $ 42,786 $ 52,856 $ 46,036 $ 52,735 $ 56,071 Total $ 79,640 $ 92,809 $ 93,046 $ 94,683 $ 103,006 Production (MBOE): As reported 8,564 9,387 9,559 8,573 8,999 VPP deliveries 674 714 712 1,421 1,419 VPP-adjusted production 9,238 10,101 10,271 9,994 10,418 Production costs per BOE: As reported: LOE $ 5.00 $ 5.63 $ 4.81 $ 6.15 $ 6.23 Total $ 9.30 $ 9.89 $ 9.73 $ 11.04 $ 11.45 VPP-adjusted: LOE $ 4.63 $ 5.23 $ 4.48 $ 5.28 $ 5.38 Total $ 8.62 $ 9.19 $ 9.06 $ 9.47 $ 9.89 Note: Under GAAP, volumes sold under VPPs are not included in reported production

Certain Reserve Information The U.S. Securities and Exchange Commission (the "SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Pioneer uses certain terms in this presentation, such as "resource", "estimated ultimate recovery (EUR)", "reserve potential", "resource potential" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines prohibit Pioneer from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being recovered by Pioneer.